Shareholders' Equity	12 Months Ended
Jul. 01, 2016
Disclosure of Compensation Related Costs, Share-based Payments [Abstract]
Shareholders' Equity
Shareholders’ Equity
Stock Incentive Plans
2004 Performance Incentive Plan
The types of awards that may be granted under the amended and restated 2004 Performance Incentive Plan include stock options, SARs, RSUs, PSUs, stock bonuses and other forms of awards granted or denominated in the Company’s common stock or units of the Company’s common stock, as well as cash bonus awards. Persons eligible to receive awards under the 2004 Performance Incentive Plan include officers and employees of the Company or any of its subsidiaries, directors of the Company and certain consultants and advisors to the Company or any of its subsidiaries. The vesting of awards under the 2004 Performance Incentive Plan is determined at the date of grant. Each award expires on a date determined at the date of grant; however, the maximum term of options and SARs under the 2004 Performance Incentive Plan is ten years after the grant date of the award. RSUs granted under the 2004 Performance Incentive Plan typically vest over periods ranging from one to four years from the date of grant. PSUs are granted to certain employees and vest only after the achievement of pre-determined performance metrics. Once the performance metrics are met, vesting of PSUs is subject to continued service by the employee. At the end of each reporting period, the Company evaluates the probability that PSUs will be earned. The Company records stock-based compensation expense based on the probability that the performance metrics will be achieved over the vesting period. To the extent available, the Company issues shares out of treasury stock upon the vesting of awards, the exercise of employee stock options and the purchase of shares pursuant to the ESPP.
Outstanding RSU awards have dividend equivalent rights which entitle holders of outstanding RSUs to the same dividend value per share as holders of common stock. Dividend equivalent rights are subject to the same vesting and other terms and conditions as the corresponding unvested RSUs. Dividend equivalent rights are accumulated and paid in additional shares when the underlying shares vest.
As of July 1, 2016, the maximum number of shares of the Company’s common stock that was authorized for award grants under the 2004 Performance Incentive Plan was 65.8 million shares. Shares issued in respect of stock options and SARs granted under the 2004 Performance Incentive Plan count against the plan’s share limit on a one-for-one basis, whereas shares issued in respect of any other type of award granted through November 7, 2012 under the plan count against the plan’s share limit as 1.35 shares for every one share actually issued in connection with such award. Shares issued in respect of awards, other than options and SARs, granted on or after November 8, 2012 count against the plan’s share limit as 1.72 shares for every one share actually issued in connection with such award. The 2004 Performance Incentive Plan was extended in 2013 and will terminate on August 4, 2025 unless terminated earlier by the Company’s Board of Directors (the “Board”).
Acquired Plan
In connection with the Merger, the Company assumed the SanDisk 2013 Incentive Plan. Options eligible for exercise may be exercised for shares of the Company’s common stock at any time prior to the expiration of the seven-year option term or any earlier termination of those options in connection with the optionee’s cessation of service with the Company. Outstanding RSU awards under the SanDisk 2013 Incentive Plan have dividend equivalent rights which entitle holders of RSUs to the same dividend value per share as holders of common stock. Dividend equivalent rights are subject to the same vesting and other terms and conditions as the corresponding unvested RSUs. Dividend equivalent rights are accumulated and paid when the underlying shares vest.
The Company assumed all of the unvested and underwater vested stock options and RSUs outstanding under SanDisk’s stock plans as of the SanDisk Closing Date. In addition, the Company assumed 14.4 million shares that were available to be granted to SanDisk employees under the SanDisk 2013 Incentive Plan. The assumed stock options and RSUs were converted into equivalent stock options and RSUs with respect to shares of the Company’s common stock using an equity award exchange ratio specified in the Merger agreement.
Employee Stock Purchase Plan
Under the Company’s ESPP, eligible employees may authorize payroll deductions of up to 10% of their eligible compensation during prescribed offering periods to purchase shares of the Company’s common stock at 95% of the fair market value of common stock on either the first day of that offering period or on the applicable exercise date, whichever is less. A participant may participate in only one offering period at a time, and a new offering period generally begins each June 1st and December 1st. Each offering period is generally 24 months and consists of four exercise dates (each, generally six months following the start of the offering period or the preceding exercise date, as the case may be). If the fair market value of the Company’s common stock is less on a given exercise date than on the date of grant, employee participation in that offering period ends and participants are automatically re-enrolled in the next new offering period.
Stock-Based Compensation Expense
For purposes of this footnote, references to RSUs include PSUs. The following table presents the Company’s stock-based compensation and related tax benefit for 2016, 2015 and 2014:

	2016	2015	2014
	(in millions)
Options	$55	$58	$67
ESPP	13	16	18
RSUs	123	88	71
Subtotal	191	162	156
Tax Benefit	(48)	(43)	(40)
Total	$143	$119	$116

Included in the stock-based compensation expense for 2016 was $29 million related to converted awards in connection with the Merger. As of July 1, 2016, total compensation cost related to unvested stock options was $76 million and will be amortized on a straight-line basis over a weighted average service period of approximately 2.3 years. As of July 1, 2016, total compensation cost related to ESPP rights issued to employees but not yet recognized was $45 million and will be amortized on a straight-line basis over a weighted average service period of approximately 1.8 years.
As of July 1, 2016, the aggregate unamortized fair value of all unvested RSUs and PSUs was $498 million, which will be recognized on a straight-line basis over a weighted average vesting period of approximately 2.5 years, assuming the performance metrics are met for the PSUs.
Stock Option Activity
The following table summarizes stock option activity under the 2004 Performance Incentive Plan and any assumed plan, including the SanDisk 2013 Incentive Plan, during the last three fiscal years:

	Number of Shares	Weighted Average Exercise Price Per Share	Weighted Average Remaining Contractual Life	Aggregate Intrinsic Value
	(in millions)		(in years)	(in millions)
Options outstanding at June 28, 2013	11.9	$29.47
Granted	1.6	68.96
Assumed	1.7	38.18
Exercised	(4.5)	25.22
Canceled or expired	(0.6)	67.23
Options outstanding at June 27, 2014	10.1	37.03
Granted	1.2	94.10
Assumed	0.1	3.49
Exercised	(4.1)	31.90
Canceled or expired	(0.5)	56.41
Options outstanding at July 3, 2015	6.8	50.00
Granted	1.7	82.68
Assumed	2.9	38.37
Exercised	(1.7)	27.43
Canceled or expired	(0.7)	66.03
Options outstanding at July 1, 2016	9.0	55.74	3.9	$60
Exercisable at July 1, 2016	5.0	47.11	2.8	$45
Vested and expected to vest after July 1, 2016	8.8	55.42	3.9	$60

Options granted during 2016 had a weighted average fair value per share of $22.54. As of July 1, 2016, the Company had options outstanding to purchase an aggregate of 5.2 million shares with an exercise price below the quoted price of the Company’s stock on that date resulting in an aggregate intrinsic value of $60 million at that date. During 2016, 2015 and 2014, the aggregate intrinsic value of options exercised under the 2004 Performance Incentive Plan was $57 million, $283 million and $247 million, respectively, determined as of the date of exercise.
RSU and PSU Activity
The following table summarizes RSU and PSU activity under the 2004 Performance Incentive Plan and any assumed plan, including the SanDisk 2013 Incentive Plan, during the last three fiscal years:

	Number of Shares	Weighted Average Grant Date Fair Value
	(in millions)
RSUs and PSUs outstanding at June 28, 2013	3.6	$35.82
Granted	1.4	69.08
Assumed	0.2	62.73
Vested	(1.3)	33.61
Forfeited	(0.2)	47.62
RSUs and PSUs outstanding at June 27, 2014	3.7	49.77
Granted	1.3	100.13
Vested	(1.7)	42.24
Forfeited	(0.3)	67.31
RSUs and PSUs outstanding at July 3, 2015	3.0	73.80
Granted	2.7	61.32
Assumed	12.5	32.14
Vested	(2.0)	56.11
Forfeited	(0.5)	62.09
RSUs and PSUs outstanding at July 1, 2016	15.7	41.92
Expected to vest after July 1, 2016	14.2	42.27

RSUs and PSUs are generally settled in an equal number of shares of the Company’s common stock at the time of vesting of the units. The aggregate value of RSUs and PSUs that became fully-vested during 2016, 2015 and 2014 was $144 million, $170 million and $89 million, respectively, determined as of the vest date. The fair value of the shares underlying the RSU and PSU awards at the date of grant was $163 million, $125 million and $95 million in 2016, 2015 and 2014, respectively.
During 2016, the Company granted 1.2 million PSUs at a weighted average grant-date fair value of $53.59 per share. The total number of PSUs outstanding as of July 1, 2016 was 1.2 million with a weighted average fair value per share of $55.73.
SARs Activity
During 2016, 2015 and 2014, the Company recognized an $18 million benefit, $3 million benefit and $36 million expense, respectively, related to adjustments to fair market value of SARs. The tax expense realized as a result of the aforementioned SARs benefit was $2 million during 2016, as compared to no tax benefit or expense realized in 2015 and tax benefits realized of $7 million in 2014. The Company’s SARs will be settled in cash upon exercise. The Company had a total liability of $20 million and $41 million related to SARs included in accrued expenses in the consolidated balance sheet as of July 1, 2016 and July 3, 2015, respectively.
As of July 1, 2016, all SARs issued to employees were fully vested, and the fair values are now solely subject to market price fluctuations. As of July 1, 2016, 0.5 million SARs were outstanding with a weighted average exercise price of $7.90. There were no SARs granted in 2016, 2015 and 2014, and all other SARs activity was immaterial to the consolidated financial statements for the year ended July 1, 2016.
Vested Options, RSUs and PSUs
The total grant date fair value of options, RSUs and PSUs vested during the period was as follows:

	Years ended
	July 1, 2016	July 3, 2015	June 27, 2014
	(in millions)
Options	$61	$62	$96
RSUs and PSUs	113	65	46
Total grant date fair value of options, RSUs and PSUs vested during the period	$174	$127	$142

Fair Value Valuation Assumptions
Stock Option Grants — Binomial Model
The fair value of stock options granted is estimated using a binomial option-pricing model. The binomial model requires the input of highly subjective assumptions. The Company uses historical data to estimate exercise, employee termination and expected stock price volatility within the binomial model. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. The fair value of stock options granted during 2016, 2015 and 2014 was estimated using the following weighted average assumptions:

	2016	2015	2014
Suboptimal exercise factor	2.71	2.52	2.07
Range of risk-free interest rates	0.25% to 2.09%	0.11% to 2.16%	0.10% to 2.44%
Range of expected stock price volatility	0.28 to 0.49	0.23 to 0.47	0.27 to 0.50
Weighted-average expected volatility	0.35	0.36	0.43
Post-vesting termination rate	0.47%	1.25%	3.10%
Dividend yield	2.61%	1.69%	1.58%
Fair value	$22.54	$32.19	$24.14
Weighted-average expected term (in years)	4.7	5.8	5.0

RSU and PSU Grants
The fair value of the Company’s RSU and PSU awards granted, excluding unvested RSU awards assumed through acquisitions, was based upon the closing price of the Company’s stock price on the date of grant.
ESPP — Black-Scholes-Merton Model
The fair value of ESPP purchase rights issued is estimated at the date of grant of the purchase rights using the Black-Scholes-Merton option-pricing model. The Black-Scholes-Merton option-pricing model requires the input of highly subjective assumptions such as the expected stock price volatility and the expected period until options are exercised. Purchase rights under the ESPP are granted on either June 1st or December 1st of each year.
The fair values of all ESPP purchase rights granted on or prior to July 1, 2016 have been estimated at the date of grant using a Black-Scholes-Merton option-pricing model with the following weighted average assumptions:

	2016	2015	2014
Option life (in years)	1.27	1.26	1.24
Risk-free interest rate	0.82%	0.45%	0.26%
Stock price volatility	0.38	0.26	0.31
Dividend yield	3.92%	2.34%	1.64%
Fair value	$9.91	$14.50	$14.62

Stock Repurchase Program
The Board previously authorized $5.0 billion for the repurchase of the Company’s common stock and approved the extension of its stock repurchase program to February 3, 2020. Effective October 21, 2015, in connection with the Merger, the stock repurchase program was suspended. The Company repurchased 0.7 million shares for a total cost of $60 million during 2016. The remaining amount available to be purchased under the Company’s stock repurchase program as of July 1, 2016 was $2.1 billion.
Stock Reserved for Issuance
The following table summarizes all common stock reserved for issuance at July 1, 2016:

Number of Shares
(in millions)
Outstanding awards and shares available for award grants	56.6
ESPP	9.4
Convertible notes	0.3
Total	66.3

Dividends to Shareholders
On September 13, 2012, the Company announced that the Board had authorized the adoption of a quarterly cash dividend policy. Under the cash dividend policy, holders of the Company’s common stock receive dividends when and as declared by the Board. In 2016, the Company declared aggregate cash dividends of $2.00 per share of the Company’s common stock, totaling $490 million, of which $348 million was paid during 2016. The Company also paid $116 million of dividends in 2016 related to dividends accrued in 2015. On August 3, 2016, the Company declared a cash dividend of $0.50 per share to shareholders of record as of September 30, 2016, which will be paid on October 17, 2016. The Company may modify, suspend or cancel its cash dividend policy in any manner and at any time.